TNT DESIGNS, INC.
Exhibit 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 USC 1350
(Section 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Anju Tandon, Chief Financial Officer of TNT Designs, Inc. (the “Company”), certify, that to the best of my knowledge, based upon a review of the annual report on Form 10-KSB for the period ended September 30, 2006 of the Company (the “Report”):

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 30, 2006

/s/Anju Tandon
Anju Tandon Chief Financial Officer